UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Large Cap Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Amundi Asset Management US, Inc. (“Amundi”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 41.45%, relative to a 38.49% return for the Russell 1000® Growth Index and a 18.40% return for the S&P 500® Index, the Fund’s benchmark indexes.
Amundi Commentary
Market Commentary: The S&P 500 Index returned 18.40% to close at a record high on the last trading day of the year for only the eighth time since 1928. The S&P 500 Index, having declined over 30% in a little over a month in February and March due to the economic impact of Covid-19, rose 70% from its lows despite an exponential increase in daily infection rates.
There were four primary catalysts for the recovery in the S&P 500 Index.
•	There was unprecedented fiscal and monetary stimulus that supported the economy and kept interest rates low. As a result, unemployment, which peaked at 14.7% in April, fell to 6.7% at the end of November. Spending on autos and homes rose as people took advantage of the low-interest rate environment and sought refuge in suburban or rural areas.
•	The five largest stocks in the S&P 500 Index based on market capitalization - Alphabet, Amazon, Apple, Facebook, and Microsoft – benefitted from a stay-at-home environment as on-line gaming, streaming video, digital communication, and on-line retail surged. This resulted in a partial decoupling of the stock market from the larger economy as these stocks rose between 30-82% for the year.
•	In November, Moderna and Pfizer announced that their vaccines were more than 90% effective in preventing Covid-19 infections. The two companies subsequently received emergency use authorization from the U.S. Food and Drug Administration in December, allowing the vaccination process to begin.
•	The economy largely remained open in the fourth quarter of the year despite rising Covid-19 infections, as states tried to balance social interaction restrictions with the need for economic activity.
From a style perspective, growth stocks trounced value in 2020 as a number of growth stocks were stay-at-home beneficiaries. The Russell 1000 Growth Index returned 38.49% compared with 3% for the Russell 1000® Value Index. Technology and technology-related stocks led the market in 2020. The information technology sector in the S&P 500 Index soared 43% in 2020, while energy, the worst-performing sector, plummeted 33% due to falling oil demand amid ample supply.
Performance Overview: For calendar year 2020, the portion of the Fund sub-advised by Amundi underperformed the 38.49% return of the Russell 1000 Growth Index benchmark primarily due to:
1. The strategy emphasizes valuation in its conservative approach to growth investing, however, stocks with modest valuations significantly lagged the returns of stocks with the highest valuation levels. This style exposure was the single largest detractor from relative performance.

2. The strategy held positions in each of the top four stocks in the benchmark (Apple, Microsoft, Amazon and Alphabet/Google) that performed well and became significantly larger in the benchmark. We maintained our approach to risk management and position size limits, leading to a significant underweight position in these stocks in aggregate, particularly with respect to our position in Apple.
3. Typically, the strategy performs well during periods of economic weakness due to its emphasis on high-quality companies with stable, less cyclical earnings and cash flow. Due to the unique, pandemic-driven nature of the recession in 2020, companies that outperformed during previous periods of economic weakness were not defensive in this period. The earnings of several holdings in industries such as retailing and medical equipment experienced significant business disruption and earnings declines leading to weak stock performance.
The three points above are described in greater detail below:
1. The only subset of stocks within the Russell 1000 Growth Index that generated above-average returns was the top quintile based on price-to-earnings (“P/E”). This quintile of stocks returned 77%, more than twice the return of the overall index. These stocks performed well because investors focused on a narrow set of stocks, regardless of valuation, that could deliver strong earnings growth during the pandemic induced recession. The historically low interest rate environment and abundant liquidity provided by the Federal Reserve (“Fed”) provided a fertile environment for risk taking in higher-risk, higher-volatility investments such as high growth, high valuation stocks. Due to its valuation discipline, the strategy was 13% underweight to the top quintile stocks and 17% overweight to the middle quintile P/E stocks, which returned half as much as the benchmark. The allocation effect of underweighting the highest P/E quintile and overweighting the middle quintile resulted in approximately a -700 basis points (“bps”) drag on the strategy’s performance relative to the benchmark. Within the high valuation cohort, the single largest detractor to the strategy’s relative performance was a stock not held in the portfolio, Tesla, because it does not meet the strategy’s criteria for high returns on capital and valuation. The lack of a position in Tesla accounted for approximately -260 bps of attribution.
2. In addition to being underweight stocks in the highest P/E quintile, the strategy was also underweight Apple, which fits the strategy’s criteria related to profitability, sustainable competitive advantage, and secular growth, but is fully valued in our opinion given its growth prospects. The strategy’s risk management guidelines permit a maximum position size of 8%, subject to the limitation that stocks exceeding 5% weighting in aggregate may not exceed 25%. Early in 2020, the strategy held positions close to 8% in Microsoft and Amazon, and approximately 6.5% in Alphabet/Google. This meant that all other holdings had to be below 5%. The strategy maintained a weighting close to 5% in Apple, while the benchmark weight rose above 12%, leading to a significant underweight and underperformance due to Apple’s strong returns. (82% total return in 2020). Holding a reduced weight in Apple detracted approximately 1.5% from benchmark relative returns for the year.
3. Lastly, stocks that historically have been defensive in recessions such as Ross Stores, Medtronic and Zimmer Biomet, underperformed as stores were closed and elective surgeries were deferred. These three stocks detracted 2.4% from relative performance. In addition, the strategy held a position in Raytheon that was sold in March of 2020. Raytheon, a defense contractor, had been a holding since 2015 due to its high returns on capital, its steady growth in cash flow that was resilient in times of economic weakness, and the stock’s attractive valuation. In 2019, the company announced that it would merge with United Technologies, a leading jet engine manufacturer. When the pandemic gathered pace in late February and early March, stocks of companies related to the commercial aerospace industry

(and others) were hit hard, including Raytheon, even though the company had not yet merged with United Technologies. We sold the position as we expect the merger will adversely impact the company’s long-term returns on capital. Raytheon accounted for approximately -120 bps of attribution.
The three factors discussed above - the underweight to high P/E stocks, the underweight in Apple, and holding more conservative but profitable defensive stocks that were less defensive in this recession – accounted for all of the underperformance in 2020.
Stocks that contributed to benchmark relative returns for the year included Paypal, which is benefitting from an increase in digital payments due to increased online purchases and a shift to a cashless society. Qualcomm was another top contributor for the period. The key to the success of a company over time, in our view, is a sustainable competitive advantage, which can allow a company to generate above-average profitability. Qualcomm owns patents for CDMA (code division multiple access) and orthogonal frequency division multiple access technologies, which are standards in wireless communication and is a significant source of royalty income for the company. Qualcomm’s patent portfolio and scale advantages create a sizeable competitive advantage that should result in profitable growth for the foreseeable future, in our view.
Outlook and Positioning: While the near-term economic outlook remains challenging due to the pandemic’s current wave, the vaccines now being distributed from Pfizer and Moderna are paving the way for a potentially very robust economic recovery in 2021, particularly in the second half once herd immunity is achieved. We expect that a majority of adults in the U.S. will be vaccinated in the first half of 2021, but significantly, as the most vulnerable are vaccinated early in the campaign, hospitalization rates could begin to decline rapidly in late February or March. The limitations on economic and social activity will gradually be lifted, and businesses that were hard hit by these limitations should begin to recover. The economic support, particularly for households, should not be underestimated, and in general, their balance sheets remain strong, having increased their savings rate during 2020. There may be substantial pent up demand in the travel, hospitality and leisure sectors, and the overall increase in consumer spending will drive economic growth next year. We expect that the Fed will remain highly accommodative and unlikely to raise interest rates even if the economy rebounds sharply next year.
In summary, it appears that the end of the health and economic crises is within sight and should result in a dramatically improved environment in the second half of 2021. This would likely support parts of the equity market that have lagged, particularly stocks of companies most negatively impacted by the crisis. This broadening of equity market returns would diminish the appeal of some stocks with exceptionally high valuations (mainly technology stocks) that have been less impacted or have benefitted from the Covid-19 crisis. There are though, significant risks in parts of the market and speculative activity is quite apparent, not only in the ultra-high growth and largely unprofitable companies, but also in SPAC (special purpose acquisition company) and IPO (initial public offering) activity. These equities could decline very significantly when the environment changes, which it will at some point. The strategy remains very underexposed to these types of investments, as we continue to believe that valuations do matter, and investors that speculate in these areas could suffer substantial losses.
The strategy remains underweight the information technology sector due to valuation concerns and our goal of managing portfolio risk. The weighting of the information technology sector in the Russell 1000 Growth Index is close to 45% as of month-end. We believe that this high concentration in a single sector may increase the risk and volatility of the benchmark; therefore, the strategy is underweight. The strategy is overweight the financials sector with holdings such as Intercontinental Exchange, Progressive, Charles Schwab and Marsh & McLennan that meet the quality criteria of the investment strategy: high returns on capital, sustainable competitive advantages, secular growth drivers and with attractive valuations.
J.P. Morgan Commentary
Market Review: With incredibly resilient performance, the S&P 500 Index ended the tumultuous year of 2020 up +18.40%. Information technology was the largest contributor, rising by 43.89%, followed by consumer discretionary which returned 33.30%. Energy and real estate sectors were the largest detractors falling by -33.68% and -2.17%, respectively.
After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500 Index in the beginning of the year 2020. However, as the Covid-19 outbreak continued to grow and ramp up globally, governments responded with economy-wide shutdowns, ultimately leading to a dramatic downturn for the markets in the first quarter. While extraordinary fiscal and monetary policy responses invigorated the market into a sharp recovery, disappointing economic data along with tensions between the U.S. and China generated frequent bouts of market volatility in the second quarter. Amid the pandemic, the U.S. gross domestic product contracted throughout the first half of the year, ending more than a decade-long expansion, before the economic activity picked up in the third quarter. Corporate earnings also recovered dramatically during the year, after taking a hit in the first quarter. Meanwhile, investor optimism surrounding the vaccine development and their penchant for mega tech companies continued to uplift the markets through the summer. The year’s final quarter began with concerns about the resurgence of the viral outbreak and increased focus on the upcoming U.S. presidential election. However, upbeat investor sentiment drove the markets to record highs in December as they anticipated reduced political uncertainty after Joe Biden was elected the 46th president of the United States. Although enormous stimulus support and the advances on the vaccine front have lifted consumer and business confidence, news of the emergence of new, potentially more contagious mutations of Covid-19 remains an important development to watch in the near term.
Large cap stocks as represented by the S&P 500 Index underperformed the small cap Russell 2000® Index, as they returned 18.40% vs. 19.93%, respectively. Value underperformed growth as the Russell 3000® Value Index returned 2.86% and the Russell 3000® Growth Index rose by 38.26%.
Portfolio Review: The portion of the Fund sub-advised by JPMorgan outperformed the Russell 1000 Growth Index in 2020. The market environment favored growth during the year, providing a positive backdrop for the strategy. The portfolio’s skew towards companies benefitting from structural change was clearly beneficial as many secular trends in place pre-pandemic such as digital transformation, artificial intelligence, electric/autonomous vehicles, etc. were turbocharged in 2020. For the year, strong stock selection was ultimately the driver of outperformance with nearly every sector contributing. Consumer discretionary and technology were the top overall contributors while basic materials was the only overall detractor.
At the individual stock level, overweight positions in Tesla and MercadoLibre were the largest individual contributors. Shares of Tesla traded higher as investors embraced the company’s sustainability of demand at increasing production levels and profitable price points. The announced inclusion of the stock in the S&P 500 Index also lifted shares in the fourth quarter. The team continues to have conviction in the company driven by the ongoing secular shift to electronic vehicles, positive free cash flow generation and improved operational efficiencies as well as the company’s significant competitive advantage in autonomous software. While it remains a top overweight, the team has pared back the position to manage risk given the magnitude of outperformance. MercadoLibre continues to be rewarded for its strong execution, including the improvement of their fulfillment capabilities and their digital payments offerings, which has driven further share gains of commerce in Latin America. We have trimmed our position on strength although it remains a top overweight.
An underweight allocation to Apple detracted as the company outperformed given the resilience of the company’s fundamentals throughout the year in addition to optimism around the upcoming 5G enabled smartphone release. We remain underweight as we believe there is better risk/reward opportunities elsewhere. An overweight position in Las Vegas Sands also detracted. Shares traded lower as Covid-19 related restrictions adversely impacted their Macao and Las Vegas properties. We eliminated our position in the third quarter.
Throughout 2020 the team has moderated the portfolio’s risk profile by reducing positions in select companies which have experienced meaningful and/or sustained periods of outperformance. In the back half of the year, including the fourth quarter, the team shifted proceeds into companies with more reasonable expectations. Growth cyclicals such as select industrials, financials and housing-related companies have been increased. As a result, the portfolio heads into 2021 with a more balanced posture. The consumer discretionary and financials remain the top overweight positions. The technology sector remains a top underweight, followed by health care.
The portion of the Fund sub-advised by JPMorgan did not invest in derivatives during the period.
Market Outlook: We continue to focus on fundamentals of the economy and company earnings. While subject to revision, our forecasts reflect our expectations for a very weak year yet ultimate recovery in the underlying economy and includes our best analysis of earnings expectations. Unemployment and other uncertainties, such as fiscal stimulus, Covid-19 vaccine distribution, and the conclusion of the U.S. Senate elections in Georgia, will be integral to investor sentiment moving forward.
While we believe the economy will recover, it will first need time to heal, and hence we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, we continue to increase our exposure to quality, focus on high conviction stocks, and take advantage of market dislocations for compelling stock selection opportunities.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	41.99%	20.85%	18.82%
Investor Class	41.45%	20.42%	15.54%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Sector	Percentage of Fund Investments
Technology	27.50%
Consumer, Non-cyclical	23.26
Communications	21.23
Consumer, Cyclical	10.02
Financial	8.55
Industrial	6.77
Basic Materials	1.96
Energy	0.37
Short Term Investments	0.34
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,268.50	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Investor Class
Actual	$1,000.00	$1,265.70	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 1.93%
13,795	Air Products and Chemicals Inc	$ 3,769,070
36,136	Ecolab Inc	7,818,385
4,808	Sherwin-Williams Co	3,533,447
		15,120,902
Communications — 21.00%
3,236	Airbnb Inc Class A(a)(b)	475,045
17,967	Alibaba Group Holding Ltd Sponsored ADR(a)	4,181,460
16,890	Alphabet Inc Class C(a)	29,589,253
13,160	Amazon.com Inc(a)	42,861,199
7,912	Booking Holdings Inc(a)	17,622,160
59,237	CDW Corp	7,806,844
44,383	Facebook Inc Class A(a)	12,123,660
9,005	Grubhub Inc(a)	668,801
40,102	Match Group Inc(a)	6,063,021
3,552	MercadoLibre Inc(a)	5,950,382
25,300	Motorola Solutions Inc	4,302,518
6,822	Netflix Inc(a)	3,688,860
28,120	Pinterest Inc Class A(a)	1,853,108
313	Shopify Inc Class A(a)	354,300
177,878	Snap Inc Class A(a)	8,906,352
14,442	Spotify Technology SA(a)	4,544,320
4,144	Trade Desk Inc Class A(a)	3,319,344
28,538	Twitter Inc(a)	1,545,333
12,357	Wayfair Inc Class A(a)(b)	2,790,334
42,337	Zillow Group Inc Class C(a)	5,495,343
		164,141,637
Consumer, Cyclical — 9.91%
15,615	Carvana Co(a)	3,740,417
5,814	Chipotle Mexican Grill Inc(a)	8,062,332
36,460	Copart Inc(a)	4,639,535
55,353	Home Depot Inc	14,702,864
19,407	Lowe's Cos Inc	3,115,018
11,397	Lululemon Athletica Inc(a)	3,966,498
14,031	O'Reilly Automotive Inc(a)	6,350,010
78,950	Ross Stores Inc	9,695,849
25,776	Tesla Inc(a)	18,189,350
73,381	TJX Cos Inc	5,011,188
		77,473,061
Consumer, Non-Cyclical — 23.00%
4,243	ABIOMED Inc(a)	1,375,581
9,021	Align Technology Inc(a)	4,820,642
4,203	Alnylam Pharmaceuticals Inc(a)	546,264
7,549	Biogen Inc(a)	1,848,448
22,078	BioMarin Pharmaceutical Inc(a)	1,936,020
2,652	Boston Beer Co Inc Class A(a)	2,636,857
35,923	Colgate-Palmolive Co	3,071,776
13,911	Cooper Cos Inc	5,054,145
1,392	CoStar Group Inc(a)	1,286,598
11,571	DexCom Inc(a)	4,278,030
60,109	Edwards Lifesciences Corp(a)	5,483,744
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
38,693	Eli Lilly and Co	$ 6,532,926
14,217	Estee Lauder Cos Inc Class A	3,784,423
30,760	Exact Sciences Corp(a)	4,075,392
13,270	HCA Healthcare Inc	2,182,384
8,228	Humana Inc	3,375,702
5,677	Intuitive Surgical Inc(a)	4,644,354
38,543	Johnson & Johnson	6,065,897
11,373	MarketAxess Holdings Inc	6,488,979
26,191	McKesson Corp	4,555,139
52,094	Medtronic PLC	6,102,291
13,705	Moderna Inc(a)	1,431,761
57,212	Monster Beverage Corp(a)	5,290,966
138,705	PayPal Holdings Inc(a)	32,484,711
64,318	PepsiCo Inc	9,538,359
10,410	Regeneron Pharmaceuticals Inc(a)	5,029,175
109,797	Roche Holding AG Sponsored ADR	4,813,500
9,812	S&P Global Inc	3,225,499
40,947	Seagen Inc(a)	7,171,458
27,022	Square Inc Class A(a)	5,881,068
35,764	Thermo Fisher Scientific Inc	16,658,156
53,124	Zimmer Biomet Holdings Inc	8,185,877
		179,856,122
Energy — 0.37%
16,467	Enphase Energy Inc(a)	2,889,464
Financial — 8.46%
54,402	Blackstone Group Inc Class A	3,525,794
268,615	Charles Schwab Corp	14,247,340
4,049	Equinix Inc REIT	2,891,715
84,244	Intercontinental Exchange Inc	9,712,491
18,332	Marsh & McLennan Cos Inc	2,144,844
66,074	Mastercard Inc Class A	23,584,453
59,765	Morgan Stanley	4,095,695
59,633	Progressive Corp	5,896,511
		66,098,843
Industrial — 6.69%
88,828	Amphenol Corp Class A	11,616,037
9,512	Deere & Co	2,559,203
9,263	FedEx Corp	2,404,860
31,219	Illinois Tool Works Inc	6,364,930
19,493	Norfolk Southern Corp	4,631,732
37,249	Rockwell Automation Inc	9,342,422
5,200	Roper Technologies Inc	2,241,668
73,711	Stanley Black & Decker Inc	13,161,836
		52,322,688
Technology — 27.20%
43,682	Accenture PLC Class A	11,410,175
24,635	Adobe Inc(a)	12,320,456
62,426	Advanced Micro Devices Inc(a)	5,725,088
372,255	Apple Inc	49,394,516

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Technology — (continued)
12,187	ASML Holding NV	$ 5,943,844
31,412	Cognizant Technology Solutions Corp Class A	2,574,213
40,093	Electronic Arts Inc	5,757,355
37,407	Fidelity National Information Services Inc	5,291,594
8,793	Lam Research Corp	4,152,670
203,607	Microsoft Corp	45,286,269
3,870	MSCI Inc	1,728,071
10,337	NVIDIA Corp	5,397,981
164,355	QUALCOMM Inc	25,037,841
57,840	salesforce.com Inc(a)	12,871,135
3,186	ServiceNow Inc(a)	1,753,670
34,978	SS&C Technologies Holdings Inc	2,544,650
23,077	Synopsys Inc(a)	5,982,482
33,945	Texas Instruments Inc	5,571,393
4,562	Veeva Systems Inc Class A(a)	1,242,005
11,136	Workday Inc Class A(a)	2,668,297
		212,653,705
TOTAL COMMON STOCK — 98.56% (Cost $505,431,606)		$770,556,422
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.33%
$616,734	Undivided interest of 1.10% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $616,734 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(c)	616,734
616,734	Undivided interest of 1.13% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $616,734 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(c)	616,734
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$616,734	Undivided interest of 1.21% in a repurchase agreement (principal amount/value $50,827,140 with a maturity value of $50,827,535) with Morgan Stanley & Co LLC, 0.07%, dated 12/31/20 to be repurchased at $616,734 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/4/21 - 12/20/50, with a value of $51,843,750.(c)	$ 616,734
616,734	Undivided interest of 26.02% in a repurchase agreement (principal amount/value $2,370,497 with a maturity value of $2,370,515) with HSBC Securities (USA) Inc, 0.07%, dated 12/31/20 to be repurchased at $616,734 on 1/4/21 collateralized by various U.S. Government Agency securities, 3.60% - 4.00%, 6/1/30 - 11/20/48, with a value of $2,417,907.(c)	616,734
129,829	Undivided interest of 4.37% in a repurchase agreement (principal amount/value $2,973,387 with a maturity value of $2,973,413) with Bank of America Securities Inc, 0.08%, dated 12/31/20 to be repurchased at $129,829 on 1/4/21 collateralized by various U.S. Government Agency securities, 1.50% - 3.50%, 2/1/48 - 1/1/51, with a value of $3,032,855.(c)	129,829
TOTAL SHORT TERM INVESTMENTS — 0.33% (Cost $2,596,765)		$ 2,596,765
TOTAL INVESTMENTS — 98.89% (Cost $508,028,371)		$773,153,187
OTHER ASSETS & LIABILITIES, NET — 1.11%		$ 8,695,732
TOTAL NET ASSETS — 100.00%		$781,848,919

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2020.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Large Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $2,489,344 of securities on loan)(a)	$770,556,422
Repurchase agreements, fair value(b)	2,596,765
Cash	14,692,679
Dividends receivable	270,493
Subscriptions receivable	160,060
Receivable for investments sold	305,176
Total Assets	788,581,595
LIABILITIES:
Payable for director fees	5,258
Payable for investments purchased	211,544
Payable for other accrued fees	36,033
Payable for shareholder services fees	52,084
Payable to investment adviser	414,321
Payable upon return of securities loaned	2,596,765
Redemptions payable	3,416,671
Total Liabilities	6,732,676
NET ASSETS	$781,848,919
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$7,165,969
Paid-in capital in excess of par	451,212,938
Undistributed/accumulated earnings	323,470,012
NET ASSETS	$781,848,919
NET ASSETS BY CLASS
Investor Class	$179,125,621
Institutional Class	$602,723,298
CAPITAL STOCK:
Authorized
Investor Class	50,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	17,491,553
Institutional Class	54,168,137
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.24
Institutional Class	$11.13
(a) Cost of investments	$505,431,606
(b) Cost of repurchase agreements	$2,596,765
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Large Cap Growth Fund
INVESTMENT INCOME:
Interest	$41,958
Income from securities lending	155,828
Dividends	5,787,146
Foreign withholding tax	(14,903)
Total Income	5,970,029
EXPENSES:
Management fees	4,675,354
Shareholder services fees – Investor Class	569,708
Audit and tax fees	29,685
Custodian fees	43,204
Director's fees	20,142
Legal fees	6,016
Pricing fees	137
Registration fees	27,048
Shareholder report fees	85
Transfer agent fees	7,913
Other fees	3,422
Total Expenses	5,382,714
Less amount waived by investment adviser	61,696
Net Expenses	5,321,018
NET INVESTMENT INCOME	649,011
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	217,081,711
Net Realized Gain	217,081,711
Net change in unrealized appreciation on investments	46,715,384
Net Change in Unrealized Appreciation	46,715,384
Net Realized and Unrealized Gain	263,797,095
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264,446,106
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Large Cap Growth Fund	2020	2019
OPERATIONS:
Net investment income	$649,011	$2,340,370
Net realized gain	217,081,711	130,839,526
Net change in unrealized appreciation	46,715,384	107,237,972
Net Increase in Net Assets Resulting from Operations	264,446,106	240,417,868
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(43,272,089)	(26,078,397)
Institutional Class	(139,080,620)	(92,291,141)
From Net Investment Income and Net Realized Gains	(182,352,709)	(118,369,538)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	37,854,513	47,530,157
Institutional Class	67,883,835	70,263,227
Shares issued in reinvestment of distributions
Investor Class	43,272,089	26,078,397
Institutional Class	139,080,620	92,291,141
Shares redeemed
Investor Class	(82,262,039)	(73,421,713)
Institutional Class	(296,023,076)	(233,941,612)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(90,194,058)	(71,200,403)
Total Increase (Decrease) in Net Assets	(8,100,661)	50,847,927
NET ASSETS:
Beginning of year	789,949,580	739,101,653
End of year	$781,848,919	$789,949,580
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	3,654,132	4,732,746
Institutional Class	6,576,010	6,714,955
Shares issued in reinvestment of distributions
Investor Class	4,170,255	2,711,567
Institutional Class	12,361,157	9,004,047
Shares redeemed
Investor Class	(7,818,655)	(7,406,697)
Institutional Class	(26,461,735)	(22,782,617)
Net Decrease	(7,518,836)	(7,025,999)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2020	$ 9.49	(0.02) (d)	3.89	3.87	(0.27)	(2.85)	(3.12)	$10.24	41.45%
12/31/2019	$ 8.22	0.00 (e)	2.98	2.98	(0.02)	(1.69)	(1.71)	$ 9.49	36.21%
12/31/2018	$10.33	0.00 (e)	0.01	0.01	(0.03)	(2.09)	(2.12)	$ 8.22	0.05%
12/31/2017	$ 8.49	0.01	2.53	2.54	(0.07)	(0.63)	(0.70)	$10.33	30.05%
12/31/2016	$ 8.85	0.02	0.07	0.09	(0.01)	(0.44)	(0.45)	$ 8.49	1.01%
Institutional Class
12/31/2020	$10.12	0.02	4.16	4.18	(0.32)	(2.85)	(3.17)	$11.13	41.99%
12/31/2019	$ 8.66	0.04	3.14	3.18	(0.03)	(1.69)	(1.72)	$10.12	36.78%
12/31/2018	$10.76	0.04	0.00 (e)	0.04	(0.05)	(2.09)	(2.14)	$ 8.66	0.32%
12/31/2017	$ 8.83	0.04	2.65	2.69	(0.13)	(0.63)	(0.76)	$10.76	30.55%
12/31/2016	$ 9.19	0.05	0.08	0.13	(0.05)	(0.44)	(0.49)	$ 8.83	1.35%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$179,126	1.02%	1.00%	(0.18%)	51%
12/31/2019	$165,870	1.02%	1.00%	0.03%	32%
12/31/2018	$143,392	1.02%	1.00%	0.02%	42%
12/31/2017	$181,104	1.01%	1.00%	0.06%	29%
12/31/2016	$171,472	1.00%	1.00%	0.24%	48%
Institutional Class
12/31/2020	$602,723	0.65%	0.65%	0.17%	51%
12/31/2019	$624,079	0.65%	0.65%	0.37%	32%
12/31/2018	$595,709	0.65%	0.65%	0.38%	42%
12/31/2017	$722,413	0.65%	0.65%	0.41%	29%
12/31/2016	$607,705	0.65%	0.65%	0.61%	48%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Large Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2020

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$17,692,977	$2,254,899
Long-term capital gain	164,659,732	116,114,639
	$182,352,709	$118,369,538
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$7,274,754
Undistributed long-term capital gains	55,360,063
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	260,835,195
Tax composition of capital	$323,470,012

Annual Report - December 31, 2020

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$512,317,992
Gross unrealized appreciation on investments	264,703,861
Gross unrealized depreciation on investments	(3,868,666)
Net unrealized appreciation on investments	$260,835,195
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.64% of the Fund’s average daily net assets up to $1 billion dollars, 0.59% of the Fund’s average daily net assets over $1 billion dollars and 0.54% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$25,188	$48,713	$61,696	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Amundi Asset Management US, Inc. and J.P. Morgan Investment Management, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $367,635,814 and $640,697,062, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

Annual Report - December 31, 2020

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $2,489,344 and received collateral as reported on the Statement of Assets and Liabilities of $2,596,765 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2020, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Large Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 22% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021